                                                                      Exhibit 16


                                POWER OF ATTORNEY

     I, W. Douglas Beck, President of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


 /s/ W. Douglas Beck
----------------------
W. Douglas Beck
President

May 12, 2005

                                POWER OF ATTORNEY

     I, Margo N. Alexander, Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Margo N. Alexander
----------------------
Margo N. Alexander
Director

May 12, 2005

                                POWER OF ATTORNEY

     I, Richard Q. Armstrong, Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Richard Q. Armstrong
------------------------
Richard Q. Armstrong
Director

May 12, 2005

                                POWER OF ATTORNEY

     I, David J. Beaubien, Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/David J. Beaubien
--------------------
David J. Beaubien
Director

May 12, 2005

                                POWER OF ATTORNEY

     I, Richard R. Burt, Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Richard R. Burt
-------------------
Richard R. Burt
Director

May 12, 2005

                                POWER OF ATTORNEY

     I, Meyer Feldberg, Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Meyer Feldberg
------------------
Meyer Feldberg
Director

May 12, 2005

                                POWER OF ATTORNEY

     I, Carl W. Schafer, Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ Carl W. Schafer
-------------------
Carl W. Schafer
Director

May 12, 2005

                                POWER OF ATTORNEY

     I, William D. White, Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Joseph Allessie, Jack W. Murphy, Stephen H. Bier and Elise M. Dolan, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.


/s/ William D. White
--------------------
William D. White
Director

May 12, 2005